EXHIBIT 10.17

                               MEMORANDUM OF LEASE

         FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, as of November 8, 1999, the Lessor named below hereby leases to the Lessee named below the right to use and occupy the Premises described below.

             o Lessor. The name of the Lessor is: Diane Hedrick Bovee as Trustee of the Bovee/Hedrick Family Trust dated 5/2/90.

             o Lessee. The name of the Lessee is TravelnStore.Com, Inc., a California corporation.

             o Premises. The property (the "Premises") that is subject to this Lease is located at 1100 Paseo Camarillo, in the City of Camarillo, County of Ventura, State of California. The Premises consist of a freestanding office building of approximately 5,100 square feet.

             o Term. The Lease commenced on November 1, 1999, and will expire no later than November 30, 2004.

             o Rent. Lessee shall pay rent in the amount of $5,355.00 per month for the Premises. The rent shall be adjusted in accordance with the provisions of the Rent Adjustment(s) - Standard Lease Addendum (AIREA Form RA-2-3/97E) described below.

             o Lease Agreement. Concurrent with the execution of this Memorandum of Lease, the Lessor and the Lessee are entering into a Standard Industrial/Commercial Single-Tenant Lease B Net (AIREA Form STN-6-2/97E) (the "Lease Agreement") which sets forth the terms and conditions upon which the Lessee is entitled to occupy the Premises, and the Lease granted to Lessee hereunder is subject to all of the terms and conditions of that Lease Agreement, the provisions of which are incorporated herein by reference.

             o    Additional  Provisions.   The  Lease  Agreement  includes  the
                  following additional provisions. Copies of these additional provisions are attached as Exhibits to this Memorandum.

         1.1  Rent   Adjustment(s)   -  Standard  Lease  Addendum   (AIREA  Form
RA-2-3/97E). Under this Addendum, the rent payable for the Premises shall be adjusted on the 13th month and each successive anniversary thereafter on the base of the change in the Consumer Price Index of the Bureau of labor Statistics the U.S. Department of Labor for CPI (Urban Wage Earners and Clerical Workers) for Los Angeles, Anaheim, Riverside, All Items (1982-1984 = 100).

         1.2 Option(s) to Extend - Standard Lease Addendum (AIREA Form OE-2-3/97E). Under this Addendum, Lessee has two (2) options to extend the term of the Lease for an additional period of sixty (60) months. The rent payable on the commencement of any such extended term shall be the Market Rental Value of the Premises as of the start of the extended term.



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         1.3 Right of First Refusal to Purchase - Standard Lease Addendum (AIREA
Form FR-2-3/97). Under this Addendum, Lessee has the right to purchase the Premises in the event that Lessor proposes to sell the Premises to a third party during the term of the Lease. On exercise of this right, Lessee shall purchase the Premises at the price and on the terms and conditions offered by the third party.

         1.4 Rules and Regulations for Standard Office Lease - (AIREA Form 1984)

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Memorandum of Lease as of November 8, 1999.


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LESSOR:                                        LESSEE:

Bovee/Hedrick Family Trust                     TravelnStore.Com, Inc.
Dated May 2, 1990


By: ________________________________           By: _____________________________
    Diane Hedrick Bovee, Trustee                   James Tyner, Chief Executive
                                                   Officer

                                  Exhibit A: 1

                               RENT ADJUSTMENT(S)
                             STANDARD LEASE ADDENDUM

         Dated:                             November 8, 1999

         By and Between (Lessor):           Bovee/Hedrick Family Trust,
                                            dated May 2, 1990

         (Lessee):                          TravelnStore.com, Inc. (a California
                                            corporation)

         Address of Premises:               1100 Paseo Camarillo, Camarillo,
                                            California 93010


Paragraph 50

A.       RENT ADJUSTMENTS:

         The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

(V)      I.       Cost of Living Adjustment(s) (COLA)

                  a. On (Fill in COLA Dates): On the 13th month of the lease and each successive anniversary thereafter, including any extensions per paragraph 51 herein the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics the U.S. Department of Labor for (select one): (V) CPI W (Urban Wage Earners and Clerical Workers) or G CPI U (All Urban Consumers), for (Fill in Urban Area): Los Angeles, Anaheim, Riverside. All Items (1982-1984= 100), herein referred to as ACPI".

                  b. The monthly rent payable in accordance with paragraph A.1.a., of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.1.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): (V) the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or G (Fill in Other "Base Month"): ________________________. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment. In no event shall the minimum annual adjustment be less than 2 1/2% of the previous year's rental amount nor greater than 7% of previous year's annual rental amount, including during any extensions of the lease per paragraph 51 of the Addendum.

                  c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree or such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

                                  Exhibit B: 2

(V)      II.      Market Rental Value Adjustment(s) (MRV)

                  a. On (Fill in MRV Adjustment Date(s): 61st month (first option period) and 121st month (second option period) (See option to extend #51) the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

                  1) Four months prior to each Market Rental Value Adjustment date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

                           (a)  Lessor and Lessee  shall  immediately  appoint a
mutually acceptable appraiser or broker to establish the new MRV with the next thirty days. Any associated costs will be split equally between the Parties, or

                           (b) Both  Lessor  and Lessee  shall each  immediately
make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                                    (i) Within fifteen days  thereafter,  Lessor
and Lessee shall each select an G appraiser or (V) broker ("Consultant" - check one) or there choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                                    (ii)  The  Three  arbitrators  shall  within
thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                                    (iii)  If  either  of the  Parties  fails to
appoint an arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                                    (iv)  The  entire  cost of such  arbitration
shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

                  2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

         b.       Upon the establishment of each New Market Value:

                  1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

                  2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

B.       NOTICE:

         Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

                                  Exhibit B: 3

C.       BROKER=S FEE:

         The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment above in accordance with paragraph 15 of the Lease.

                                  Exhibit B: 4

                               OPTION(S) TO EXTEND
                             STANDARD LEASE ADDENDUM

         Dated:                             November 8, 1999

         By and Between (Lessor):           Bovee/Hedrick Family Trust,
                                            dated May 2, 1990

         (Lessee):                          TravelnStore.com, Inc. (a California
                                            corporation)

         Address of Premises:               1100 Paseo Camarillo, Camarillo,
                                            California 93010


Paragraph 51

A.       OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for two (2) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions.

         (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessee must receive the same at lease 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

         (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 34 of this Lease, are conditions of this Option.

         (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

         (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

         (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

(V)      I.       Cost of Living Adjustment(s) (COLA)

         a. On (Fill in COLA Dates): (Refer to paragraph 50 of Addendum) the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one) G CPI W (Urban Wage Earners and Clerical Workers) or G CPI U (All Urban Consumers), for (Fill in Urban Area):

All Items (1982-1984 = 100), herein referred to as ACPI".

         b. The monthly rent payable in accordance with paragraph A.1.a. if this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
1.5 of the attached  Lease,  shall me  multiplied by a

                                  Exhibit B: 5
fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.1.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): G the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or G (Fill in Other "Base Month"): . The sum so calculated shall constitute the new monthly rent hereunder but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

         c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department of bureau or agency of shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

(V)      II.      Market Rental Value Adjustment(s) (MRV)

         a. On (Fill in MRV Adjustment Date(s)) 61st month (first option period), and 121st month (second option period) the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

                  1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

                           (a)  Lessor and Lessee  shall  immediately  appoint a
mutually acceptable appraiser or broker to establish the new MRV within the nest thirty days. Any associated costs will be split equally between the Parties, or

                           (b) Both  Lessor  and Lessee  shall each  immediately
make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                           (i) Within fifteen days thereafter, Lessor and Lessee
shall each select an G appraiser or G broker ("Consultant" - check one) of the choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                           (ii) The three  arbitrators  shall within thirty days
of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                                  Exhibit B: 6

                           (iii) If either of the  Parties  fails to  appoint an
arbitrator within specified fifteen days, the arbitrator timely appointed by one or them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                           (iv) The  entire  cost of such  arbitration  shall be
paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

                  2) Notwithstanding the foregoing, the new MRV shall not be less than the rent for the month immediately preceding the rent adjustment.

         b.       Upon the establishment of each New Market Rental Value:

                  1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

                  2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments. (See iv below).

G        III.     Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):                 The New Base Rent shall be:


_______________________________                                 $


_______________________________                                 $


_______________________________                                 $


_______________________________                                 $


         IV.      Cost of living adjustments

         In no event shall annual adjustment in rent be less than 2.5% nor greater than 7% of the previous year's rental amount.

B.       NOTICE:

         Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.       BROKER'S FEE:

         The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

                       RIGHT OF FIRST REFUSAL TO PURCHASE
                             STANDARD LEASE ADDENDUM

         Dated:                             November 8, 1999

         By and Between (Lessor):           Bovee/Hedrick Family Trust,
                                            dated May 2, 1990

         (Lessee):                          TravelnStore.com, Inc. (a California
                                            corporation)

         Address of Premises:               1100 Paseo Camarillo, Camarillo,
                                            California 93010

Paragraph 52

         (a) Lessor shall not, at any time prior to the expiration of the term of this Lease, or any extension thereof, sell the Premises, or any interest therein without first giving written notice thereof to Lessee, which notice is hereinafter referred to as "Notice of Sale".

         (b) The Notice of Sale shall include the exact and complete terms of the proposed sale and have attached thereto a copy of the bona fide offer and counteroffer, if any, duly executed by both Lessor and the prospective purchaser.

         (c) For a period of twelve calendar days after receipt by Lessee of the Notice of Sale, Lessee shall have the right to give written notice to Lessor or Lessee's exercise of Lessee's right to purchase the Premises, the interest therein proposed to be sold, or the property of which the Premises are a part, of the same terms, price and conditions as set forth in the Notice of Sale. In the event that Lessor does not receive written notice of Lessee's exercise of the right herein granted within said twelve day period, there shall be a conclusive presumption that Lessee has elected NOT to exercise Lessee's right hereunder and Lessor may complete the sale to the prospective purchaser, on the same terms set forth in the Notice of Sale.

         (d) In the event that Lessee declines to exercise its right of first refusal after receipt of the Notice of Sale, and, thereafter, Lessor and the prospective purchaser modify by more then 5%, (i) the sales price, or (ii) the amount of down payment, or if there is a material change in any seller financing offered, or the event that the sale is not consummated within one hundred eighty days of the date of the Notice of Sale, the Lessee's right of first refusal shall reapply said transaction.

         (e) In the event that Lessee declines to exercise its right of first refusal after receipt of the Notice of Sale, and, thereafter, the proposed transfer or sale is not consummated, the Lessee's right to first refusal shall apply to any subsequent transaction. If, however, said transfer or sale is, in fact, completed, the said right shall be extinguished and shall not apply to any subsequent transactions.

         (f) Notwithstanding the above, this right of first refusal is intended to apply only to voluntary transfers involving third party transferees. This right of first refusal shall not, therefore, apply: where the Premises are taken by eminent domain or sold under threat of condemnation, to inter-family or inter-ownership transfer, to transfers by Lessor to a trust created by Lessor, or, if Lessor is a trust, to transfers to a trust beneficiary.

         *(g) NOTE: This right of first refusal cannot be exercised: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of Default, whether or not the Defaults are cured during the twelve (12) month period immediately preceding the exercise of the right of first refusal.